Supplement to Accumulation Life® Prospectus
Supplement dated October 12, 2015 to
Prospectus dated April 30, 1998 as supplemented

Please use the following contact information when inquiring about your Policy.

For general correspondence, please contact our Administrative Office at:	Please forward premium payments to:
Symetra Life Insurance Company Individual Life Division PO Box 34690 Seattle, WA 98124-1690 1-800-796-3872	Symetra Life Insurance Company PO Box 34815 Seattle, WA 98124

We will not deem correspondence, including transactional inquiries, and premium payments as received by us until they are picked up at the addresses listed above and delivered to our processing office.

For overnight mail, please contact us at our Home Office: Symetra Life Insurance Company Individual Life Division 777 108th Ave. NE, Suite 1200 Bellevue, WA 98004	On the internet, please go to: http:\\www.symetra.com